      AMENDMENT NO. 2, effective as of December 28, 1999, to the Note Agreement dated as of October 10, 1997, as amended, (the "Agreement") between Quaker Fabric Corporation of Fall River (the "Company"), Pruco Life Insurance Company ("Pruco") and The Prudential Insurance Company of America ("Prudential"; and collectively with Pruco, the "Noteholders"). Capitalized terms used herein have the meanings ascribed to such terms in the Agreement unless otherwise defined herein.

                               W I T N E S S E T H

      WHEREAS, the Noteholders and the Company have executed and delivered the Agreement; and

      WHEREAS, the parties hereto wish to amend certain terms of the Agreement and agree to such other matters, all as set forth below.

      NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Agreement. Subparagraph 6D of the Agreement is hereby amended to read in its entirety as follows:

            "6D. Maintenance of Fixed Charge Coverage. The Company will not permit the Fixed Charge Ratio at any time to be less than the ratio set forth opposite the applicable period below:

            =======================================================
            Period                                      Ratio
            =======================================================
            January 3, 1999 through October 1, 1999     1.00 : 1.00
            -------------------------------------------------------
            October 2, 1999 through June 30, 2000       1.25 : 1.00
            -------------------------------------------------------
            July 1, 2000 and thereafter                 1.50 : 1.00
            =======================================================

2. Conditions to Effectiveness. This Amendment No. 2 shall be effective as of the date first above written and the Agreement shall be deemed amended hereby upon delivery of a fully executed copy hereof to Prudential.

3. Company Representations. The Company hereby represents and warrants that no Default or Event of Default has occurred or is continuing.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

5. Effect on Agreement. Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of any holder of a Note, nor constitute a waiver of any provision of the Agreement.

6. Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date and year first above written.

                                          QUAKER FABRIC CORPORATION
                                             OF FALL RIVER

                                          By: __________________________________
                                              Name:
                                              Title:


                                          THE PRUDENTIAL INSURANCE
                                             COMPANY OF AMERICA

                                          By: __________________________________
                                              Name: Kevin  J. Kraska
                                              Title: Vice President


                                          PRUCO LIFE INSURANCE COMPANY

                                          By: __________________________________
                                              Name: Kevin  J. Kraska
                                              Title: Vice President


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